UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2024 (December 31, 2024)

VS TRUST
(Exact name of registrant as specified in its charter)

Delaware	333-248430	84-6704517
(State of Organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

2000 PGA Boulevard, Suite 4440
Palm Beach Gardens, FL 33408
(866) 261-0273

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Justin Young
Volatility Shares LLC
2000 PGA Boulevard, Suite 4440
Palm Beach Gardens, FL 33408
(866) 261-0273
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Barry Pershkow c/o Chapman and Cutler LLP 1717 Rhode Island Avenue NW Suite 800 Washington, DC 20036	Morrison Warren Walt Draney c/o Chapman and Cutler LLP 111 West Monroe Street Chicago, IL 60603

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
2x Long VIX Futures ETF	UVIX	CBOE BZX Exchange, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events

Change to Exchange Listing

On December 31, 2024, Volatility Shares LLC, on behalf of VS Trust (the “Trust”) issued a press release announcing a reverse share split (a “Reverse Split”) on one of the Trust’s series, specifically 2x Long VIX Futures (Cboe BZX Exchange symbol: UVIX (the “Fund”). The Reverse Split will not change the value of a shareholder’s investment.

The Fund will execute a 1 for 10 Reverse Split of its shares. The Reverse Split will be effective at the market open on January 15, 2025, when the Fund begins trading at its respective post-Reverse Split prices. The ticker symbol for the Fund will not change, but the Fund will be issued a new CUSIP number: 92891H606. The Reverse Split will increase the price per share of the Fund with a proportionate decrease in the number of shares outstanding. Specifically, every 10 pre-Reverse Split shares held by a Fund shareholder will result in the receipt of one post-Reverse Split share, which will be priced 10 times higher than the net asset value of a pre-Reverse Split share.

For Fund shareholders who hold quantities of shares that are not an exact multiple of the applicable Reverse Split ratio (i.e., not a multiple of 10), the Reverse Split will result in the creation of a fractional share. Post-Reverse Split fractional shares will be redeemed for cash and sent to the shareholder’s broker of record. This redemption may cause some shareholders to realize gains or losses, which could be a taxable event for those shareholders.

The Sponsor announced the foregoing via a press release dated December 31, 2024. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2024

VS Trust

By:	/s/ Justin Young
Justin Young
Principal Executive Officer

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